MML SERIES INVESTMENT FUND

Supplement dated September 3, 2009 to the

Prospectus dated May 1, 2009

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

The following information replaces the last sentence of the first paragraph in the section titled “Investment Adviser to the Master Funds” found on pages 20 and 21:

There is no assurance that Capital Research will incorporate its investment divisions or obtain shareholders’ approval to exercise any authority, if granted, under an exemptive order. Following is information about a meeting of shareholders scheduled for late 2009 to consider, among other items, approval of this arrangement.

The following information supplements the section titled “Investment Adviser to the Master Funds” found on pages 20 and 21:

Shareholder meeting in late 2009

A shareholder meeting is scheduled for November 24, 2009. At the meeting, fund shareholders of record as of August 28, 2009 will be asked to vote on proposals to:

1.	Elect board members of American Funds Insurance Series.
2.	Approve the reorganization of the American Funds Insurance Series into a Delaware statutory trust.
3.	Approve updates to certain fundamental investment policies of the funds and eliminate certain other fundamental investment policies.
4.	Approve a policy allowing Capital Research, which will continue to be the funds’ investment adviser, to appoint subsidiary advisers without additional shareholder approval.
5.	Approve amendments to the funds’ Investment Advisory and Service Agreement with Capital Research.
6.	Approve a form of Subsidiary Agreement and the appointment of one or more subsidiary advisers for the funds.

The American Funds Insurance Series’ board members have considered the proposals and recommend that the funds’ shareholders vote in favor of all of the proposals. If any of the proposals is approved by the shareholders, the American Funds Insurance Series’ board and Capital Research will take steps to implement such proposal(s) in accordance with the Proxy Statement dated August 28, 2009, which contains details on all of the proposals. A copy of the Proxy Statement can be found at americanfunds.com/vote.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

AN7644-09-01